UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

CeriBell, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42364	47-1785452
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 N. Pastoria Avenue
Sunnyvale, California		94085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 436-0826

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CBLL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Ceribell, Inc. (the “Company”) and Shenzhen Everwin Precision Technology Co., Ltd. (“Everwin China”) are parties to the Corporate Supply Agreement, dated January 10, 2022, as amended by Amendment No. 1, dated March 7, 2023, and Amendment No. 2, dated November 28, 2023 (collectively, the “Supply Agreement”). Pursuant to the Supply Agreement, which had an initial term of two years, Everwin China and its Affiliates (as defined in the Supply Agreement) supply the Company’s small and large headbands on a purchase order basis and grant the Company broad license rights to product materials necessary for the manufacture and support of the products.

Amendment No. 1 extended the initial term to January 9, 2025. Amendment No. 2 extended the term of the agreement to December 31, 2027, and designated Everwin Precision Holding (Hong Kong) Company Limited as Everwin China’s agent and provided for deliveries from a facility in Tijuana, Mexico. Amendment No. 2 was entered into prior to the Company’s initial public offering and was not previously filed or incorporated by reference in the Company’s registration statement or its past periodic reports.

On September 22, 2025, the Company, Everwin China, and Everwin Precision (Viet Nam) Technology Co., Ltd. (“Everwin Vietnam”) entered into Amendment No. 3 to the Supply Agreement. Amendment No. 3 designates Everwin Vietnam, a subsidiary of Everwin China, as an agent of Everwin China and provides for deliveries of headbands from Everwin Vietnam’s facility in Vietnam.

The foregoing descriptions of Amendment No. 2 and Amendment No. 3 do not purport to be complete and are qualified in their entirety by references to the full texts of Amendment No. 2 and Amendment No. 3, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
10.1	Amendment No. 2 to the Corporate Supply Agreement, dated November 28, 2023, by and between CeriBell, Inc. and Shenzhen Everwin Precision Technology Co., Ltd.
10.2

Amendment No. 3 to the Corporate Supply Agreement, dated September 22, 2025, by and among CeriBell, Inc., Shenzhen Everwin Precision Technology Co., Ltd., and Everwin Precision (Viet Nam) Technology Co., Ltd.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIBELL, INC.

Date:	September 24, 2025	By:	/s/ Scott Blumberg
Scott Blumberg Chief Financial Officer